UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2016

ROYAL ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52547	11-3480036
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

56 Broad Street, Suite 2, Charleston, SC 29401

(Address of principal executive offices) (Zip Code)

(843) 900-7693

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

 Item 1.01 Entry into a Material Definitive Agreement

On October 7, 2016, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with East Hill Investments, Ltd. (the “Purchaser”), pursuant to which the Company offered to the Purchaser, in a registered direct offering, an aggregate of 1,000,000 shares (the “Shares”) of common stock, par value $0.00001 per share (“Common Stock”) at a negotiated purchase price of $4.25 per share, for aggregate gross proceeds to the Company of $4,250,000, before other offering expenses payable by the Company.

Under the Purchase Agreement, the Company has agreed to issue 50,000 Shares immediately in consideration of a promissory note (a “Purchase Note”) of the Purchaser. The Purchase Note is payable fifteen calendar days after the date of issuance, and does not bear interest prior to the maturity date. If the Purchase Note is not paid in full on the maturity date, the Purchase Note will bear interest at 15% per annum. Until sixty days after the initial purchase, the Purchaser has the right to purchase additional Shares under the Purchase Agreement, provided that: each purchase must be for no less than 20,000 Shares and no more than 50,000 Shares; and the Purchaser must not be obligated on a Purchase Note from a prior purchase. The Purchaser will purchase the balance of any Shares which have not been purchased under the Purchase Agreement for cash sixty days after the initial purchase.

The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission on August 9, 2016, and was declared effective on September 16, 2016 (File No. 333-213031) (the “Registration Statement”).

The foregoing summary of the offering, the securities to be issued in connection therewith and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the definitive transaction documents. A copy of the Purchase Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 7, 2016, the Company issued a press release announcing the matters discussed in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Davis Gillett Mottern & Sims, LLC

10.1	Securities Purchase Agreement between Royal Energy Resources, Inc. and East Hill Investments, Ltd. Dated October 7, 2016

23.1	Consent of Davis Gillett Mottern & Sims, LLC (included in Exhibit 5.1)

99.1	Press Release dated October 7, 2016

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYAL ENERGY RESOURCES, INC.

Date: October 7, 2016	By:	/s/ William L. Tuorto
William L. Tuorto, Chief Executive Officer

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